EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

IVY FUNDS

Supplement dated May 15, 2014 to the

Ivy Funds Prospectus

dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013,

January 2, 2014, February 11, 2014, February 24, 2014 and March 17, 2014

The following replaces the “Portfolio Managers” section for Ivy Asset Strategy Fund on page 114:

Portfolio Managers

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since January 1997, and Ryan F. Caldwell, Senior Vice President of IICO, has managed the Fund since January 2007. Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Fund.

*****

The following is added as a new paragraph to the “Portfolio Management” section for Ivy Asset Strategy Fund on page 200:

Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Fund.

IVY FUNDS

Supplement dated May 29, 2014 to the

Ivy Funds Prospectus

dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013,

January 2, 2014, February 11, 2014, February 24, 2014, March 17, 2014 and May 15, 2014

The following is inserted as a second and third paragraph under the “The Management of the Funds — Investment Adviser” section on page 198:

IICO has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits IICO, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Funds without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser.

Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Shareholders of Ivy Cundill Global Value Fund have approved the use of the Order. Accordingly, the Ivy Cundill Global Value Fund may rely on the Order. If shareholders of other Funds approve the use of the Order in the future, then those Funds also may rely on the Order.

IVY FUNDS

Supplement dated May 29, 2014 to the

Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund) Prospectus dated February 11, 2014

and as supplemented March 17, 2014

The following is inserted as a second paragraph under the “The Management of the Fund — Investment Adviser” section on page 14:

IICO has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits IICO, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, the Fund must receive approval of its shareholders. The Order permits the Fund to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that the Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. The Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

IVY FUNDS

Supplement dated July 9, 2014 to the

Ivy Funds Prospectus

dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013,

January 2, 2014, February 11, 2014, February 24, 2014, March 17, 2014, May 15, 2014 and May 29, 2014

The following replaces the “Portfolio Manager” section for Ivy High Income Fund on page 54:

Portfolio Manager

Chad A. Gunther, Vice President of IICO, has managed the Fund since July 2014.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy High Income Fund on page 202:

Ivy High Income Fund: Chad A. Gunther is primarily responsible for the day-to-day management of Ivy High Income Fund and has held his Fund responsibilities since July 2014. Mr. Gunther is Vice President of IICO and WRIMCO and portfolio manager for other investment companies for which IICO or WRIMCO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by IICO and WRIMCO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

IVY FUNDS

Supplement dated July 16, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

and as supplemented October 3, 2013, November 21, 2013, November 25, 2013, January 2, 2014,

February 11, 2014, February 24, 2014 and March 17, 2014

All references and information related to William Nelson are deleted in their entirety.

*****

The following is added to the “Portfolio Managers – Portfolio Managers employed by IICO” section that begins on page 102:

The following table provides information relating to Chad A. Gunther as of June 30, 2014:

Chad A. Gunther–Ivy High Income Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees***	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)***	$0	$0	$0

*	Mr. Gunther assumed investment management responsibilities for Ivy High Income Fund effective July 9, 2014.
**	This data does not include Ivy High Income Fund, since Mr. Gunther was not the portfolio manager of Ivy High Income Fund on June 30, 2014.
***	This data does not include Accounts Managed with Performance-Based Advisory Fees, since Mr. Gunther was not the portfolio manager of any of these accounts on June 30, 2014.

*****

The following is added to the two charts in the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on pages 108 and 109, respectively:

As of June 30, 2014, the dollar range of shares beneficially owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Chad A. Gunther	Ivy High Income[1]	$0	$0	$100,001 to $500,000

[1]	Mr. Gunther assumed investment management responsibilities for Ivy High Income Fund effective July 9, 2014.

With limited exceptions, a portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Chad A. Gunther	Ivy High Income[2]	$50,001 to $100,000	$50,001 to $100,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Gunther assumed investment management responsibilities for Ivy High Income Fund effective July 9, 2014.

IVY FUNDS

Supplement dated August 4, 2014 to the

Ivy Funds Prospectus

dated July 31, 2014

The following replaces the “Portfolio Manager” section for Ivy Dividend Opportunities Fund on page 12:

Portfolio Manager

Christopher J. Parker, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “Portfolio Manager” section for Ivy Small Cap Value Fund on page 35:

Portfolio Manager

Kenneth G. Gau, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “Portfolio Manager” section for Ivy Tax-Managed Equity Fund on page 40:

Portfolio Manager

Bradley M. Klapmeyer, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “Portfolio Manager” section for Ivy Limited-Term Bond Fund on page 67:

Portfolio Managers

Mark Otterstrom, Senior Vice President of IICO, has managed the Fund since August 2008, and Susan Regan, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “Portfolio Managers” section for Ivy Global Equity Income Fund on page 96:

Portfolio Manager

Robert E. Nightingale, Vice President of IICO, has managed the Fund since its inception in June 2012.

*****

The following replaces the “Portfolio Managers” section for Ivy Global Income Allocation Fund on page 102:

Portfolio Manager

W. Jeffery Surles, Vice President of IICO, has managed the Fund since June 2012.

*****

The following replaces the “Portfolio Manager” section for Ivy International Growth Fund on page 112:

Portfolio Manager

Sarah C. Ross, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “Portfolio Manager” section for Ivy Asset Strategy Fund on page 124:

Portfolio Managers

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since January 1997, and Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Fund since August 2014.

*****

The following replaces the “Portfolio Manager” section for Ivy Balanced Fund on page 129:

Portfolio Manager

Matthew A. Hekman, Vice President of IICO, has managed the Fund since August 2014.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Asset Strategy Fund on pages 210-211:

Ivy Asset Strategy Fund: Michael L. Avery, F. Chace Brundige and Cynthia P. Prince-Fox are primarily responsible for the day-to-day management of Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Executive Vice President of IICO and Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO or WRIMCO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR) since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of IICO and WRIMCO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis in Finance from Saint Louis University.

Mr. Brundige has held his Fund responsibilities for Ivy Asset Strategy Fund since August 2014. In 2003, he joined WRIMCO as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. Mr. Brundige holds a BS degree in Finance from Kansas State University, and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ms. Prince-Fox has held her Fund responsibilities for Ivy Asset Strategy Fund since August 2014. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. In addition, Ms. Prince-Fox served as CIO of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-CIO for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Managed International Opportunities Fund on pages 210-211:

Ivy Managed International Opportunities Fund: Michael L. Avery is primarily responsible for the day-to-day management of Ivy Managed International Opportunities Fund. He has held his Fund responsibilities for Ivy Managed International Opportunities Fund since the inception of the Fund in April 2007. He is also a portfolio manager for Ivy Asset Strategy Fund, and his biographical information is listed in the disclosure for Ivy Asset Strategy Fund.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Balanced Fund on page 211:

Ivy Balanced Fund: Matthew A. Hekman is primarily responsible for the day-to-day management of Ivy Balanced Fund and has held his Fund responsibilities since August 2014. Mr. Hekman is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. He joined Waddell & Reed in June 2003 as a performance analyst and joined the large-cap value team as assistant portfolio manager in September 2011. Mr. Hekman graduated from Dordt College in 1998 with a BA in Business Administration and earned an MBA with an emphasis in Finance from the University of Kansas in 2003. He is a member of the CFA Institute.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Dividend Opportunities Fund on page 211:

Ivy Dividend Opportunities Fund: Christopher J. Parker is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund, and has held his Fund responsibilities since August 2014. Mr. Parker is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. He joined Waddell & Reed in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by WRIMCO and IICO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Global Equity Income Fund on page 212:

Ivy Global Equity Income Fund: Robert E. Nightingale is primarily responsible for the day-to-day management of Ivy Global Equity Income Fund and has held his Fund responsibilities since the Fund’s inception in June 2012. Mr. Nightingale is Vice President of IICO. He is also the portfolio manager for Ivy European Opportunities Fund, and his biographical information is listed in the disclosure for Ivy European Opportunities Fund.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Global Income Allocation Fund on page 212:

Ivy Global Income Allocation Fund: W. Jeffery Surles is primarily responsible for the day-to-day management of Ivy Global Income Allocation Fund. Mr. Surles has held his Fund responsibilities since June 2012. He is Vice President of IICO. He joined WRIMCO in 2007 initially serving as an investment analyst. Mr. Surles earned a BS degree from Vanderbilt University, and an MBA from the University of Wisconsin. He is a Chartered Financial Analyst.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy International Core Equity Fund on page 213:

Ivy International Core Equity Fund: John C. Maxwell is primarily responsible for the day-to-day management of Ivy International Core Equity Fund. He has held his Fund responsibilities for Ivy International Core Equity Fund since February 2006. Mr. Maxwell is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. He joined WRIMCO in 1998, initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003. In 2004, Mr. Maxwell began assisting the international group of IICO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy International Growth Fund on page 213:

Ivy International Growth Fund: Sarah C. Ross is primarily responsible for the day-to-day management of Ivy International Growth Fund, and has held her Fund responsibilities since August 2014. Ms. Ross is Vice President of IICO and WRIMCO, Vice President of the Trust and portfolio manager of other investment companies for which WRIMCO serves as investment manager. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in Business Administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied Global Finance, French Society, International Marketing and Corporate Law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Limited-Term Bond Fund on page 213:

Ivy Limited-Term Bond Fund: Mark Otterstrom and Susan Regan are primarily responsible for the day-to-day management of Ivy Limited-Term Bond Fund. Mr. Otterstrom has held his responsibilities for Ivy Limited-Term Bond Fund since August 2008. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000 and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in Finance from the University of Tulsa, and an MBA in Finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Ms. Regan has held her responsibilities for Ivy Limited-Term Bond Fund since August 2014. She is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. She earned a BA in Economics in May 1984 and an MA in Economics in December 1985 from the University of Missouri-Columbia.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Small Cap Value Fund on page 214:

Ivy Small Cap Value Fund: Kenneth G. Gau is primarily responsible for the day-to-day management of Ivy Small Cap Value Fund and has held his Fund responsibilities since August 2014. Mr. Gau is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. He joined Waddell & Reed in June 2000 as an investment analyst and joined the small-cap growth team as an assistant portfolio manager in March 2006. Mr. Gau graduated from The Pennsylvania State University Smeal College of Business Administration in May 1994 with a BS in Finance and earned an MBA from Cornell University Johnson Graduate School of Management in May 2000.

*****

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Tax-Managed Equity Fund on page 214:

Ivy Tax-Managed Equity Fund: Bradley M. Klapmeyer is primarily responsible for the day-to-day management of Ivy Tax-Managed Equity Fund, and has held his Fund responsibilities since August 2014. Mr. Klapmeyer is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. He joined Waddell & Reed in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-cap growth team in September 2011. Mr. Klapmeyer graduated from Truman State University in 1999 with a BS in Finance and a minor in Economics and is a CFA charterholder.

IVY FUNDS

Supplement dated August 22, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2014

All references for John C. Maxwell with regard to Ivy Global Equity Income Fund and Ivy Global Income Allocation Fund are deleted.

*****

The following replaces the information in the “Portfolio Managers – Portfolio Managers employed by IICO” section on pages 108 through 111 for F. Chace Brundige, Christopher J. Parker, Cynthia P. Prince-Fox, and Sarah C. Ross:

The following table provides information relating to each of the following portfolio managers as of June 30, 2014:

F. Chace Brundige–Ivy Asset Strategy Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,569.3	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Brundige assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
**	This data includes Ivy International Growth Fund (which Mr. Brundige managed until August 4, 2014), but does not include Ivy Asset Strategy Fund, since Mr. Brundige was not a co-portfolio manager of Ivy Asset Strategy Fund on June 30, 2014.

Christopher J. Parker–Ivy Dividend Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$605.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Parker assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective August 4, 2014.
**	This data includes Ivy Small Cap Value Fund (which Mr. Parker managed until August 4, 2014), but does not include Ivy Dividend Opportunities Fund, since Mr. Parker was not a portfolio manager of Ivy Dividend Opportunities Fund on June 30, 2014.

Cynthia P. Prince-Fox–Ivy Asset Strategy Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$5,382.5	$0	$82.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
**	This data includes Ivy Balanced Fund and Ivy Dividend Opportunities Fund (which Ms. Prince-Fox managed until August 4, 2014), but does not include Ivy Asset Strategy Fund, since Ms. Prince-Fox was not a co-portfolio manager of Ivy Asset Strategy Fund on June 30, 2014.

Sarah C. Ross–Ivy International Growth Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$359.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Ross assumed investment management responsibilities for Ivy International Growth Fund effective August 4, 2014.
**	This data includes Ivy Tax-Managed Equity Fund (which Ms. Ross managed until August 4, 2014), but does not include Ivy International Growth Fund, since Ms. Ross was not a portfolio manager of Ivy International Growth Fund on June 30, 2014.

*****

The following information is added to the end of the “Portfolio Managers – Portfolio Managers employed by IICO” section on page 112 for Kenneth G. Gau, Matthew A. Hekman, Bradley M. Klapmeyer and Susan Regan, respectively:

The following table provides information relating to each of the following portfolio managers as of June 30, 2014:

Kenneth G. Gau–Ivy Small Cap Value Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Gau assumed investment management responsibilities for Ivy Small Cap Value Fund effective August 4, 2014.

Matthew A. Hekman–Ivy Balanced Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Hekman assumed investment management responsibilities for Ivy Balanced Fund effective August 4, 2014.

Bradley M. Klapmeyer–Ivy Tax-Managed Equity Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Klapmeyer assumed investment management responsibilities for Ivy Tax-Managed Equity Fund effective August 4, 2014.

Susan Regan–Ivy Limited-Term Bond Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Regan assumed investment co-management responsibilities for Ivy Limited-Term Bond Fund effective August 4, 2014.

*****

The following replaces the information in the two charts of the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on pages 113 through 115, for F. Chace Brundige, Christopher J. Parker, Cynthia P. Prince-Fox, and Sarah C. Ross:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
F. Chace Brundige	Ivy Asset Strategy[1]	$0	$0	$100,001 to $500,000
Christopher J. Parker	Ivy Dividend Opportunities[2]	$0	$0	$100,001 to $500,000
Cynthia P. Prince-Fox	Ivy Asset Strategy[3]	$0	$100,001 to $500,000	over $1,000,000
Sarah C. Ross	Ivy International Growth[4]	$0	$0	over $1,000,000

[1]	Mr. Brundige assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
[2]	Mr. Parker assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective August 4, 2014.
[3]	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
[4]	Ms. Ross assumed investment management responsibilities for Ivy International Growth Fund effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
F. Chace Brundige	Ivy Asset Strategy[2]	$0	$500,001 to $1,000,000
Christopher J. Parker	Ivy Dividend Opportunities[3]	$0	$0
Cynthia P. Prince-Fox	Ivy Asset Strategy[4]	$0	$500,001 to $1,000,000
Sarah C. Ross	Ivy International Growth[5]	$0	$100,001 to $500,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Brundige assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
[3]	Mr. Parker assumed investment management responsibilities for Ivy Dividend Opportunities Fund effective August 4, 2014.
[4]	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Asset Strategy Fund effective August 4, 2014.
[5]	Ms. Ross assumed investment management responsibilities for Ivy International Growth Fund effective August 4, 2014.

*****

The following information is added to the two charts of the “Portfolio Managers – Portfolio Managers employed by IICO – Ownership of Securities” section on pages 113 through 115, for Kenneth G. Gau, Matthew A. Hekman, Bradley M. Klapmeyer, and Susan Regan:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Kenneth G. Gau	Ivy Small Cap Value[5]	$0	$0	$100,001 to $500,000
Matthew A. Hekman	Ivy Balanced[6]	$0	$10,001 to $50,000	$100,001 to $500,000
Bradley M. Klapmeyer	Ivy Tax-Managed Equity[7]	$0	$0	$100,001 to $500,000
Susan Regan	Ivy Limited-Term Bond[8]	$0	$0	$100,001 to $500,000

[5]	Mr. Gau assumed investment management responsibilities for Ivy Small Cap Value Fund effective August 4, 2014.
[6]	Mr. Hekman assumed investment management responsibilities for Ivy Balanced Fund effective August 4, 2014.
[7]	Mr. Klapmeyer assumed investment management responsibilities for Ivy Tax-Managed Equity Fund effective August 4, 2014.
[8]	Ms. Regan assumed investment co-management responsibilities for Ivy Limited-Term Bond Fund effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Kenneth G. Gau	Ivy Small Cap Value[6]	$0	$0
Matthew A. Hekman	Ivy Balanced[7]	$0	$0
Bradley M. Klapmeyer	Ivy Tax-Managed Equity[8]	$0	$0
Susan Regan	Ivy Limited-Term Bond[9]	$0	$0

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[6]	Mr. Gau assumed investment management responsibilities for Ivy Small Cap Value Fund effective August 4, 2014.
[7]	Mr. Hekman assumed investment management responsibilities for Ivy Balanced Fund effective August 4, 2014.
[8]	Mr. Klapmeyer assumed investment management responsibilities for Ivy Tax-Managed Equity Fund effective August 4, 2014.
[9]	Ms. Regan assumed investment co-management responsibilities for Ivy Limited-Term Bond Fund effective August 4, 2014.

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The following replaces the heading of the third column in the chart at the bottom of page 114 and top of page 115:

Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style1